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                                                                    EXHIBIT 23.1

                                JTS CORPORATION

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference of our report included in or incorporated by reference into this Form 10-K into the Company's previously filed Registration Statement (File No. 333-06643) on Form S-8.

                                          /s/ ARTHUR ANDERSEN LLP

                                          ARTHUR ANDERSEN LLP

San Jose, California
May 2, 1997